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                                                                 EXHIBIT (10)(c)
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                         MINE SAFETY APPLIANCES COMPANY
                         RETIREMENT PLAN FOR DIRECTORS,

                  As Amended Effective as of December 15, 1999
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          1.   Purpose.  The purpose of this plan, originally established
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December 17, 1987, is to provide to each individual serving as a member of the
Board of Directors from time to time (individually referred to as a "Director" and collectively as the "Board") of Mine Safety Appliances Company (the "Company"), a lifetime retirement benefit following the attainment of certain age and service requirements described hereafter.

          2.    Eligibility.  A Director who has terminated his or her service
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on the Board after completing at least 5 years of service as a Director shall be entitled to an annual "Retirement Allowance" during his or her lifetime, as described below, when his or her combined age and service as a Director satisfy the "Rule of 75". The "Rule of 75" shall be satisfied when the sum of the Director's age (measured in full and partial years, in increments of one-twelfth (1/12) year) and the Director's years of service as a Director (measured in full and partial years, in increments of one-twelfth (1/12) year) equals or exceeds
75. A Director who has not terminated his or her service but has satisfied the "Rule of 75" as described herein shall have a vested right to an annual "Retirement Allowance" during his or her lifetime, as described below.

          3.   Retirement Allowance.  Subject to Section 4 hereof, the amount of
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the annual Retirement Allowance paid to a retired Director shall be equal to the amount of the annual Director's retainer payable at the time of the Director's termination of service. The annual Retirement Allowance shall be paid in four equal installments as of the first day of each calendar quarter, beginning with the calendar quarter following the Director's termination of service and including the calendar quarter in which the Director's death occurs. No Retirement Allowance payments shall be made following the death of a retired Director.

          4.   Effect of Change in Control. Notwithstanding any other provision
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of this Plan, if a Director is vested in his or her Retirement Allowance on the date of the Director's termination of service and that termination date occurs on, or within the three-year period immediately following, a Change in Control (as defined in this Section 4), then, not later than the fifth (5/th/) business day following such termination date, the Company shall pay the Director a lump sum amount equal to the actuarial equivalent of the Director's Retirement Allowance (in lieu of making payment of such Retirement Allowance in accordance with Section 3 hereof). For purposes of this Section 4, "actuarial equivalent" shall be determined using the same assumptions utilized under the Non-Contributory Pension Plan for Employees of
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Mine Safety Appliances Company (or successor plan thereto) immediately prior to the Director's termination date, or, if more favorable to the Director, immediately prior to the Change in Control.

          Change in Control shall be deemed to have occurred if the event set
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forth in any one of the following paragraphs shall have occurred:

                    (I) any Person (as defined in this Section 4) is or becomes the Beneficial Owner (as defined in this Section 4), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates (which term shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act, as defined in this Section 4)) representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause
          (I) of paragraph (III) below; or

                    (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on May 5, 1998, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on May 5, 1998 or whose appointment, election or nomination for election was previously so approved or recommended; or

                    (III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary

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          holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least fifty-one percent (51%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or

                    (IV) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least fifty-one percent (51%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     Beneficial Owner shall have the meaning set forth in Rule 13d-3 under the
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Exchange Act.

     Exchange Act shall mean the Securities and Exchange Act of 1934, as amended
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from time to time.

     Person shall have the meaning given in Section 3(a)(9) of the Exchange Act,
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as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of

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such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) any individual or entity [including the trustees (in such capacity) of any such entity which is a trust] which is, directly or indirectly, the Beneficial Owner of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's then outstanding securities immediately before the date hereof or any Affiliate of any such individual or entity, including, for purposes of this Plan, any of the following: (A) any trust (including the trustees thereof in such capacity) established by or for the benefit of any such individual; (B) any charitable foundation (whether a trust or a corporation, including the trustees or directors thereof in such capacity) established by any such individual; (C) any spouse of any such individual; (D) the ancestors (and spouses) and lineal descendants (and spouses) of such individual and such spouse; (E) the brothers and sisters (whether by the whole or half blood or by adoption) of either such individual or such spouse; or (F) the lineal descendants (and their spouses) of such brothers and sisters.

          5.   Source of Payments. This plan shall not be formally funded; a
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Director's right to the payment of a Retirement Allowance hereunder, if any, shall be entirely contractual. The sole source of payment of Retirement Allowances shall be the general assets of the Company.

          6.   Amendment and Termination.  This plan may be amended or
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terminated at any time by the Board, except that no such amendment or termination shall limit or impair the right of any retired Director to the payment of the Retirement Allowance hereunder or the vested right of any Director to the payment of the Retirement Allowance.

          IN WITNESS WHEREOF, Mine Safety Appliances Company has caused this plan, as amended effective as of December 15, 1999, to be executed by its duly authorized officers this 1st day of March, 1999.

ATTEST:                         MINE SAFETY APPLIANCES COMPANY


/s/ Donald H. Cuozzo            By   /s/ John T. Ryan III
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     Secretary                       Chairman and Chief Executive Officer

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